CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Edgewater Foods International, Inc. (the “Company”) on Form 10-QSB for the period ending November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), I, Michael Boswell, Acting Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:  January 14, 2008

/s/  Michael Boswell

Michael Boswell,

Acting Chief Accounting Officer